                                                                     EXHIBIT 4.7


                      AMENDMENT NO. 5 TO CREDIT AGREEMENT


                  AMENDMENT NO. 5 dated as of August 26, 1996 to the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers") and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as heretofore amended ("Vencor's Credit Agreement").

                  WHEREAS, terms defined in Vencor's Credit Agreement have the same respective meanings when used herein;

                  WHEREAS, Atria Communities, Inc. ("Atria") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued (or deemed issued) thereunder to provide, among other things, credit support for IRB Debt;

                  WHEREAS, Atria proposes to grant Liens on its assets to secure its obligations in respect of such borrowings, its reimbursement obligations in respect of drawings under such letters of credit and its obligations under certain interest rate hedging agreements;

                  WHEREAS, Atria proposes to cause one or more of its subsidiaries to guarantee such obligations and to secure their respective guarantees by granting Liens on their respective assets;

                  WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than certain portions thereof relating to mature properties) up to a maximum guaranteed amount of $100,000,000 and such maximum guaranteed amount is to be reduced from time to time as provided in Section 2.2 of the Parent Guaranty (as hereinafter defined);

                  WHEREAS, Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, being herein collectively called the "Supporting Guarantors");

                  WHEREAS, Vencor has asked the Banks to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions;

                  WHEREAS, in consideration of such amendment, Vencor proposes to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement; and

                  WHEREAS, the guarantees of the Supporting Guarantors in respect of Vencor's Credit Agreement and their guarantees in respect of Atria's Credit Agreement are to be limited in amount (to the extent required by applicable insolvency laws), are to be enforced only upon the occurrence of certain significant credit events and, if and when enforced, are to be enforced on a pro rata basis in proportion to the outstanding amounts then guaranteed thereunder;

                  NOW, THEREFORE, the undersigned parties agree as follows:

                  SECTION 1.  Definitions.  (a) Section 1.01 of Vencor's Credit
                              -----------
Agreement is amended by adding the following new definitions in the appropriate alphabetical order:

                  "Atria's Credit Agreement" means the $200,000,000 Credit Agreement dated as of August 15, 1996 among Atria, the lending institutions named therein, PNC Bank, National Association, as Administrative Agent, National City Bank of Kentucky, as Documentation Agent and the Syndication Agents named therein, as said Credit Agreement may be amended from time to time.

                  "Atria Supporting Guaranties" means guaranties by the Supporting Guarantors that Vencor will perform its obligations under the Parent Guaranty, such guaranties to be substantially in the form of
         Section 19 of the Parent Guaranty.

                  "Parent Guaranty" means Vencor's guaranty dated as of August 15, 1996 of the obligations of Atria under Atria's Credit Agreement, as such guaranty may be amended from time to time; provided that no such
                                                         --------
         amendment shall, without the prior written consent of the Required Banks, (i) increase the "Maximum Guaranteed Amount" (as defined therein) or, except as expressly provided in Section 5.19 hereof, postpone or reduce the amount of any scheduled reduction of said Maximum Guaranteed Amount specified in Section 2.2 thereof or (ii) change any provision of Atria's Supporting Guaranties or the meaning of any defined term used therein.

                  "Supporting Guarantors" means, at any time, each Subsidiary Borrower and each other Subsidiary (if any) that is a guarantor of the obligations of Vencor under the Parent Guaranty at such time.

                  "Vencor Supporting Guaranties" means guaranties by the Supporting Guarantors that Vencor will perform its obligations under Vencor's Credit Agreement, such guaranties to be substantially in the form of Exhibit O hereto.

         (b) The definition of "Borrower" in Section 1.01 of Vencor's Credit Agreement is amended by deleting the words "Hillhaven Properties, Ltd., an Oregon Corporation," and Hillhaven Properties Ltd. is deleted from the cover page, the first paragraph and the signature pages of Vencor's Credit Agreement.

         SECTION 2. Supporting Guaranties. Vencor's Credit Agreement is amended
                    ---------------------
by adding the following new Section 2.16 at the end of Article II:

                  SECTION 2.16. Supporting Guaranties. If at any time any
                                ---------------------
         Subsidiary of Vencor (other than Atria and its subsidiaries) enters into any Guaranty of any obligation of Atria or any of Atria's Subsidiaries, (i) such Guaranty shall be an Atria Supporting Guaranty and (ii) such Subsidiary shall simultaneously enter into a Vencor Supporting Guaranty. If at any time all the Atria Supporting Guaranties are terminated because the provisions for the termination thereof set forth in Section 21 of the Parent Guaranty are met, all Vencor Supporting Guaranties then in effect shall be terminated concurrently therewith.

         SECTION 3. Form of Vencor Supporting Guaranty. Exhibit O hereto is
                    ----------------------------------
added to Vencor's Credit Agreement as Exhibit O thereto.

         SECTION 4. Representations and Warranties.  Vencor's Credit Agreement
                    ------------------------------
is amended by adding the following new Section 4.16 at the end of Article IV:

                  SECTION 4.16.  Vencor Supporting Guaranties.  The
                                 ----------------------------
         representations of each Supporting Guarantor in Section 2 of its Vencor Supporting Guaranty are true and correct.

         SECTION 5.  Limitation on Debt of Vencor. Section 5.07(f) of Vencor's
                     ----------------------------
Credit Agreement is amended to read as follows:

                  (f) (i) a Guarantee of Debt of Atria not exceeding $100,000,000 in aggregate principal amount, it being understood that such Guarantee of Debt of Atria may remain in effect even if Atria is no longer a Subsidiary, and (ii) Guarantees of Debt of Subsidiaries (other than Atria and its subsidiaries) permitted by Section 5.08;

         SECTION 6.  Limitation on Debt of Subsidiaries.  (a) Section 5.08(e) of
                     ----------------------------------
Vencor's Credit Agreement is amended to read as follows:

                  (e) Guarantees by one or more Subsidiaries of (i) Vencor's performance of its obligations under the Parent Guaranty not exceeding $100,000,000 in aggregate principal amount, it being understood that such Guarantees may remain in effect even if Atria is no longer a Subsidiary, and (ii) Debt of Subsidiaries (other than Atria and its subsidiaries) permitted by this Section, provided that the aggregate
                                                  --------
         amount of Debt Guaranteed pursuant to this clause (ii) shall not exceed $100,000,000 at any time;

                  (b) Section 5.08(k) of Vencor's Credit Agreement is amended to read as follows:

                  (k) Debt incurred after June 30, 1996 by Atria and its subsidiaries under Atria's Credit Agreement and Guarantees by Atria and its subsidiaries of such Debt; provided that the aggregate outstanding
                                        --------
         principal amount of all Debt incurred or Guaranteed by Atria and its subsidiaries pursuant to this clause (k) and clause (h) of this Section, calculated on a consolidated basis, shall not at any time exceed $200,000,000.

                  SECTION 7.  Negative Pledge.  Section 5.09(k) of Vencor's
                              ---------------
Credit Agreement is amended to read as follows:

                  (k) Liens on assets of Atria and its subsidiaries securing (x) Debt of Atria and its subsidiaries permitted by Section 5.08(k), (y) reimbursement obligations of Atria and its subsidiaries permitted by
         Section 5.08(h) and (z) obligations of Atria and its subsidiaries under "Designated Interest Rate Agreements" (as such term is defined in Atria's Credit Agreement).

                  SECTION 8. Limitation on Investments in Minority-Owned
                             -------------------------------------------
Affiliates.  Clause (i) of Section 5.12 of Vencor's Credit Agreement is amended
----------
to read as follows:

                  (i) Investments existing on the Closing Date in Minority-Owned Affiliates existing on the Closing Date and identified on Schedule III hereto and Investments in shares of common stock of Atria existing on August 20, 1996 and the Term Promissory Note dated August 19, 1996 in the principal amount of $14 million evidencing the obligation of Hillhaven Properties, Ltd. to repay to Vencor such principal amount and the interest thereon.

                  SECTION 9. Transactions with Affiliates.  Schedule IV to
                             ----------------------------
Vencor's Credit Agreement is amended by adding the following two items at the end of the list of Affiliate Agreements that Vencor is permitted to perform notwithstanding the restriction on transactions with Affiliates set forth in
Section 5.13 of Vencor's Credit Agreement:

                  8. Service Agreements whereby First Healthcare Corporation or Nationwide Care, Inc. agree to provide certain administrative, maintenance, operation and utility services for and on behalf of Atria Communities, Inc. or an affiliate of Atria Communities, Inc. Atria Communities, Inc. has agreed to pay the expenses incurred by First Healthcare Corporation or Nationwide Care, Inc. in rendering the services required under the Service Agreements. First Healthcare Corporation and Nationwide Care, Inc. will not make any profit on providing the services to Atria Communities, Inc. or its affiliates under the Service Agreements.

                  9. A Lease Agreement between New Pond Village Associates and Atria Communities, Inc. whereby Atria Communities, Inc. leases from New Pond Village Associates the assisted living center located in New Pond Massachusetts and known as New Pond Village. Under the terms of the Lease, Atria Communities, Inc. must pay as rental all costs and expenses relating to the assisted living center, including without limitation, all debt service. The assisted living facility will be transferred to Atria Communities, Inc. for $1.00 upon satisfaction of certain conditions, including without limitation, satisfaction of all zoning requirements.

                  SECTION 10. Limitation on Restrictions Affecting Subsidiaries.
                              -------------------------------------------------
Section 5.14 of Vencor's Credit Agreement is amended by deleting the word "or" at the end of clause (e), changing the period at the end of clause (f) to "; and" and adding the following new clause (g):

                  (g) the Parent Guaranty, insofar as the provisions thereof require that, if any Subsidiary of Vencor (other than Atria and its subsidiaries) secures any Consolidated Debt for Borrowed Money, it must secure the Debt and reimbursement obligations of Atria and its Subsidiaries permitted by Section 5.08(h) and 5.08(k) equally and ratably with such Consolidated Debt for Borrowed Money; provided that
                                                                 --------
         the foregoing provision of the Parent Guaranty shall not in any event apply to any of the assets included or required to be included in the Collateral pursuant to subsections (A), (B) and (C) of Section 3 of the Security Agreement as in effect on August 15, 1996 or any proceeds thereof.

                  SECTION 11. Reduction of Amount of Parent Guaranty. Vencor's
                              --------------------------------------
Credit Agreement is amended by adding the following new Section 5.19 at the end of Article V:

                  SECTION 5.19. Reduction of Amount of Parent Guaranty. Vencor
                                --------------------------------------
         will cause the maximum amount guaranteed by it pursuant to the Parent Guaranty to be reduced as and when provided in Section 2.2 of the Parent Guaranty (and will not elect to defer any such reduction or reduce the amount of any such reduction); provided that Vencor may elect to defer all or any portion
                     --------
         of any such reduction for a period not exceeding 12 months.

                  SECTION 12. Defaults.  Section 6.01 of Vencor's Credit
                              --------
Agreement is amended by replacing "5.18" in the third line of clause (b) with "5.19".

                  SECTION 13. Rights Otherwise Unaffected. This Amendment is
                              ---------------------------
limited to the matters expressly set forth herein. Except to the extent specifically amended or waived hereby, all terms of Vencor's Credit Agreement shall remain in full force and effect.

                  SECTION 14. Governing Law.  This Amendment shall be governed
                              -------------
by and construed in accordance with the laws of the State of New York.

                  SECTION 15. Counterparts. This Amendment may be signed in any
                              ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 16. Effectiveness. This Amendment shall become
                              -------------
effective when the following conditions are satisfied:

                  (a) the Documentation Agent shall have received from each of the Required Banks and each of the Borrowers either a counterpart hereof signed by such party or facsimile or other written confirmation from such party that it has signed a counterpart hereof;

                  (b) each of the conditions to the effectiveness of Amendment No. 4 to Vencor's Credit Agreement shall have been satisfied and said Amendment No. 4 shall have become effective as provided in Section 11 thereof;

                  (c) the Documentation Agent shall have received a Vencor Supporting Guaranty from each of the Subsidiary Borrowers; and

                  (d) the Documentation Agent shall have received an opinion of counsel for Vencor with respect to (i) corporate existence and power of Vencor and the Supporting Guarantors, (ii) corporate and governmental authorization of Vencor and the Supporting Guarantors, and (iii) noncontravention and binding effect of Vencor's Credit Agreement as amended by this Amendment No. 5, the Vencor Supporting Guaranties and the Atria Supporting Guaranties, in form and substance satisfactory to the Documentation Agent in its sole discretion (by its execution and delivery of this Amendment No. 5, Vencor authorizes and directs such counsel to delivery such opinion).

                  IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed as of the date first above written.



                                     BORROWERS
                                     ---------

                                     VENCOR, INC.


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller

                                     FIRST HEALTHCARE CORPORATION


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller

                                     NORTHWEST HEALTH CARE, INC.


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller

                                     MEDISAVE PHARMACIES, INC.


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller

                                     HILLHAVEN PROPERTIES, LTD.


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller

                                     HILLHAVEN OF CENTRAL FLORIDA, INC.


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller


                                     NATIONWIDE CARE, INC.


                                     By: /s/ Richard A. Lechleiter
                                        ---------------------------------------
                                        Name:  Richard A. Lechleiter
                                        Title: Vice President of Finance
                                                    and Corporate Controller


                                     BANKS
                                     -----

                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                     By: /s/ James C. Colegate
                                        ---------------------------------------
                                        Name: James C. Colgate
                                        Title: Senior Vice President


                                     THE BANK OF NEW YORK


                                     By: /s/ Douglas Ober
                                        ---------------------------------------
                                        Name: Douglas Ober
                                        Title: Vice President


                                     THE CHASE MANHATTAN BANK (as
                                     successor by merger to Chemical Bank)


                                     By: /s/ Dawn Lee Lum
                                        ---------------------------------------
                                        Name: Dawn Lee Lum
                                        Title: Vice President


/dpw/cw/028/27009/107/CA/amend5.exec

                                     CREDIT SUISSE


                                     By: /s/ Harry R. Olsen
                                        ---------------------------------------
                                        Name: Harry R. Olsen
                                        Title: Member of Senior Management

                                     By: /s/ Kristinn R. Kristinsson
                                        ---------------------------------------
                                        Name: Kristinn R. Kristinsson
                                        Title: Associate


                                     MELLON BANK, N.A.

                                     By: /s/ Marsha Wicker
                                        ---------------------------------------
                                        Name: Marsha Wicker
                                        Title: Vice President


                                     PNC BANK, KENTUCKY, INC.

                                     By: /s/ Todd D. Munson
                                        ---------------------------------------
                                        Name: Todd D. Munson
                                        Title: Vice President


                                     TORONTO-DOMINION (TEXAS), INC.

                                     By: /s/ Warren Finlay
                                        ---------------------------------------
                                        Name: Warren Finlay
                                        Title: Vice President


                                     WACHOVIA BANK OF NORTH CAROLINA

                                     By: /s/ Robert G. Brookby
                                        ---------------------------------------
                                        Name: Robert G. Brookby
                                        Title: Executive Vice President


                                     BANK OF LOUISVILLE AND TRUST
                                      COMPANY

                                     By: /s/ Roy L. Johnson, Jr.
                                        ---------------------------------------
                                        Name: Roy L. Johnson, Jr.
                                        Title: Senior Vice President

                                     BANK ONE, COLUMBUS, NA

                                     By: /s/ James Zook
                                        ---------------------------------------
                                        Name: James Zook
                                        Title: Vice President


                                     FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA

                                     By: /s/ Joseph H. Towell
                                        ---------------------------------------
                                        Name: Joseph H. Towell
                                        Title: Senior Vice President


                                     FLEET NATIONAL BANK, formerly known as,
                                      FLEET BANK OF MASSACHUSETTS

                                     By: /s/ Ginger Stolzenthaler
                                        ---------------------------------------
                                        Name: Ginger Stolzenthaler
                                        Title: Vice President


                                     LTCB TRUST COMPANY

                                     By: /s/ Rene LeBlanc
                                        ---------------------------------------
                                        Name: Rene LeBlanc
                                        Title: Senior Vice President


                                     MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK

                                     By: /s/ Diana H. Imhof
                                        ---------------------------------------
                                        Name: Diana H. Imhof
                                        Title: Vice President


                                     NATIONAL CITY BANK OF KENTUCKY

                                     By: /s/ Deroy Scott
                                        ---------------------------------------
                                        Name: Deroy Scott
                                        Title: Vice President

                                     NATIONSBANK, N. A.

                                     By: /s/ S.W. Choppin
                                        ---------------------------------------
                                        Name: S.W. Choppin
                                        Title: Senior Vice President


                                     NBD BANK

                                     By: /s/ Cindy A. Herzog
                                        ---------------------------------------
                                        Name: Cindy A. Herzog
                                        Title: Authorized Agent


                                     BANK OF AMERICA NW, N.A. doing business as
                                      SEAFIRST BANK
                                      aka SEATTLE-FIRST NATIONAL BANK

                                     By: /s/ Ward G. Kerby
                                        ---------------------------------------
                                        Name: Ward G. Kerby
                                        Title: Assistant Vice President


                                     U.S. BANK OF WASHINGTON NATIONAL
                                      ASSOCIATION

                                     By: /s/ Arnold J. Conrad
                                        ---------------------------------------
                                        Name: Arnold J. Conrad
                                        Title: Vice President

                                                                     Exhibit O

                                    FORM OF
                          VENCOR SUPPORTING GUARANTY

                  Guaranty dated as of August __, 1996 by _______________ (the "Supporting Guarantor") for the benefit of the Banks, Co-Agents, LC Issuing Banks, Administrative Agent, Documentation Agent and Collateral Agent from time to time party to Vencor's Credit Agreement (as defined below) (the "Vencor Lenders") and, to the extent set forth in Section 9 below, the Creditors from time to time party to Atria's Credit Agreement (as defined below):

                  WHEREAS, terms defined in the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers") and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as such agreement may be amended from time to time ("Vencor's Credit Agreement"), have the same respective meanings when used herein;

                  WHEREAS, Atria Communities, Inc. ("Atria") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued thereunder to provide credit support for IRB Debt;

                  WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than a portion thereof relating to mature properties);

                  WHEREAS, Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, herein collectively called the "Supporting Guarantors");

                  WHEREAS, Vencor and the Banks have agreed to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions; and

                  WHEREAS, in consideration of such Amendment, Vencor has agreed to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement;

                  NOW, THEREFORE, it is agreed as follows:

                  SECTION 1.  Definitions.  The following terms, as used
                              -----------
herein, have the following meanings:

                  "Atria's Administrative Agent" means PNC Bank, National Association, as Administrative Agent under the Atria Credit Agreement and any permitted successor thereto that has been identified as such by notice from Atria to Vencor's Administrative Agent.

                  "Atria's Required Lenders" means the "Required Lenders" as such term is defined in Atria's Credit Agreement.

                  "Corresponding Atria Guaranty" means the guaranty by the Supporting Guarantor that Vencor will perform its obligations under the Parent Guaranty (as such term is defined in Atria's Credit Agreement).

                  "Significant Credit Event" shall have the meaning set forth in
Section 9 hereof.

                  "Vencor's Administrative Agent" means NationsBank, N.A., as Administrative Agent under Vencor's Credit Agreement and any permitted successor thereto that has been identified as such by notice from Vencor to Atria's Administrative Agent.

                  "Vencor's Required Banks" means the "Required Banks" as such term is defined in Vencor's Credit Agreement.

                  SECTION 2.  Representations and Warranties.  The Supporting
                              ------------------------------
Guarantor represents and warrants that:

                  (a) The Supporting Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  (b) The execution, delivery and performance by the Supporting Guarantor of this Guaranty are within the corporate powers of the Supporting Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Supporting Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Supporting Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Supporting Guarantor or any of its Subsidiaries.

                  (c) This Guaranty constitutes a valid and binding agreement of the Supporting Guarantor, enforceable in accordance with its terms.

                  (d) There is no action, suit or proceeding pending against, or to the knowledge of the Supporting Guarantor threatened against or affecting, the Supporting Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect upon the condition (financial or otherwise), results of operations, business, or prospects of Vencor and its Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Guaranty.

                  SECTION 3. The Guarantee. The Supporting Guarantor
                             -------------
unconditionally and irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of Vencor evidenced by or arising under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Vencor, whether or not allowed or allowable as a claim in any such proceeding). If Vencor fails punctually to pay the indebtedness and other obligations guaranteed by the Supporting Guarantor hereby, the Supporting Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by Vencor.

                  SECTION 4. Guarantee Unconditional. Except as provided in
                             -----------------------
Section 9, the obligations of the Supporting Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Vencor under any Financing Document by operation of law or otherwise;

                  (b) any modification, amendment or waiver of or supplement to any Financing Document;

                  (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of Vencor under any Financing Document;

                  (d) any change in the corporate existence, structure or ownership of Vencor or any of its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Vencor or any of its Subsidiaries or its assets, or any resulting release or discharge of any obligation of Vencor or any of its Subsidiaries contained in any Financing Document;

                  (e) the existence of any claim, set-off or other rights which the Supporting Guarantor or Vencor may have at any time against any Bank, any LC Issuing Bank, any Agent or any other Person, whether or not arising in connection with this Guaranty, provided that nothing
                                                       --------
         herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (f) any invalidity or unenforceability relating to or against Vencor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by Vencor of any amount payable by it under any Financing Document; or

                  (g) any other act or omission to act or delay of any kind by Vencor, any Bank, any LC Issuing Bank, any Agent or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 4, constitute a legal or equitable discharge of the Supporting Guarantor's obligations under this Guaranty.

                  SECTION 5. Discharge Only Upon Payment in Full; Reinstatement
                             --------------------------------------------------
in Certain Circumstances. The Supporting Guarantor's obligations under this
------------------------
Guaranty constitute a continuing guaranty and shall remain in full force and effect until either (i) this Guaranty is terminated pursuant to Section 2.16 of Vencor's Credit Agreement or (ii) the Commitments of each Bank shall have been terminated and the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by Vencor under the Financing Documents shall have been paid in full. If at any time any amount payable by Vencor under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Vencor or otherwise, the Supporting Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

                  SECTION 6. Waiver. The Supporting Guarantor irrevocably waives
                             ------
acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Vencor or any other Person or against any security.

                  SECTION 7. Subrogation and Contribution. Upon making any
                             ----------------------------
payment hereunder with respect to the obligations of Vencor, the Supporting Guarantor shall be subrogated to the rights of the payee against Vencor with respect to such payment, and shall also have a right of contribution against all other Supporting Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises; provided that the Supporting Guarantor shall not enforce any
             --------
payment by way of subrogation against Vencor or contribution against any other Supporting Guarantor so long as any Bank has any Commitment to Vencor under Vencor's Credit Agreement or any amount payable by Vencor under any Financing Document remains unpaid.

                  SECTION 8. Stay of Acceleration. If acceleration of the time
                             --------------------
for payment of any amount payable by Vencor under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of Vencor, all such amounts otherwise subject to acceleration under the terms of such Financing Document shall nonetheless be payable by the Supporting Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite number of Banks specified in Section 6.01 of Vencor's Credit Agreement.

                  SECTION 9. Deferral of Enforcement; Pro Rata Sharing.
                             -----------------------------------------

                  (a) This Guaranty shall not be enforced unless one or more "Significant Credit Events" shall have occurred and be continuing. For purposes hereof, the term "Significant Credit Event" means:

                  (i) Vencor, Atria or any Supporting Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing; or

                 (ii) an involuntary case or other proceeding is commenced against Vencor, Atria or any Supporting Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Vencor, Atria or any Supporting Guarantor under the Federal bankruptcy laws as now or hereafter in effect; or

                (iii) all amounts outstanding under either Atria's Credit Agreement or Vencor's Credit Agreement shall have become due and payable upon the final maturity thereof or by reason of acceleration; or

                 (iv) Vencor's Required Banks (as such term is defined in Vencor's Credit Agreement) have signed and delivered to Atria's Administrative Agent a certificate stating that (x) an event of default under Vencor's Credit Agreement has occurred and is continuing, and (y) Vencor's Required Banks have determined that the credit facility provided under Vencor's Credit Agreement is in a "workout;" or

                  (v) Atria's Required Lenders (as such term is defined in Atria's Credit Agreement) have signed and delivered to Vencor's Administrative Agent a certificate stating that (x) an event of default under Atria's Credit Agreement has occurred and is continuing, and (y) Atria's Required Lenders have determined that the credit facility provided under Atria's Credit Agreement is in a "workout."

                  (b) It is the desire and intent of the Supporting Guarantor and the beneficiaries of this Guaranty that this Guaranty be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Supporting Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Supporting Guarantor's liability hereunder in respect of the obligations of Vencor guaranteed hereunder shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Supporting Guarantor's obligations hereunder to be so invalidated; provided that if, at the time of enforcement of either this Guaranty or the
--------
Corresponding Atria Guaranty, the amount payable under this Guaranty or the Corresponding Atria Guaranty is limited by this Section 9(b) or the substantially identical provision set forth in the Corresponding Atria Guaranty, as the case may be, then the amounts payable under both this Guaranty and the Corresponding Atria Guaranty shall be limited so that the maximum amount payable under each guaranty is proportional to the respective aggregate amount guaranteed under each such guaranty (without regard to the limits under this Section 9(b) or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

                  (c) The Supporting Guarantor agrees that, if it makes any payments upon enforcement of either this Guaranty or the Corresponding Atria Guaranty, it will make a pro rata payment under the other of such guaranties so that (i) the payments under this Guaranty and the Corresponding Atria Guaranty are concurrent and (ii) the total amount paid under each guaranty is proportional to the aggregate amount guaranteed under such guaranty (without regard to the limits under Section 9(b) hereof or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit

Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred.)

                  (d) The provisions of this Section 9 are intended for the benefit of the beneficiaries of the Corresponding Atria Guaranty and shall be directly enforceable by them.

                  (e) The Corresponding Atria Guaranty contains provisions substantially identical to this Section 9, which provisions are intended for the benefit of the beneficiaries of this Guaranty and shall be directly enforceable by them. The Supporting Guarantor will not permit such provisions to be terminated, amended, waived or otherwise changed without the prior written consent of Vencor's Required Banks.

                  SECTION 10.  Notices.  Notices and other communications
                               -------
hereunder shall be given in writing in the manner specified in Section 11.01 of Vencor's Credit Agreement.

                  SECTION 11.  Governing Law.  This Guaranty shall be governed
                               -------------
by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Supporting Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.




                                          [NAME OF SUPPORTING GUARANTOR]

                                           By:
                                              -----------------------------
                                              Name:
                                              Title:

                          VENCOR SUPPORTING GUARANTY

                      Guaranty dated as of August 26, 1996 by FIRST HEALTHCARE CORPORATION (the "Supporting Guarantor") for the benefit of the Banks, Co-Agents, LC Issuing Banks, Administrative Agent, Documentation Agent and Collateral Agent from time to time party to Vencor's Credit Agreement (as defined below) (the "Vencor Lenders") and, to the extent set forth in Section 9 below, the Creditors from time to time party to Atria's Credit Agreement (as defined below):

                     WHEREAS terms defined in the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers") and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as such agreement may be amended from time to time ("Vencor's Credit Agreement"), have the same respective meanings when used herein;

                     WHEREAS, Atria Communities, Inc. ("ATRIA") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued thereunder to provide credit support for IRB Debt;

                     WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than a portion thereof relating to mature properties);

                     WHEREAS Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, herein collectively called the "Supporting Guarantors");

                     WHEREAS, Vencor and the Banks have agreed to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions; and

                     WHEREAS, in consideration of such Amendment, Vencor has agreed to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement;

                     NOW, THEREFORE, it is agreed as follows:

                     SECTION 1. Definitions. The following terms, as used
                                -----------
herein, have the following meanings:

                     "Atria's Administrative Agent" means PNC Bank, National Association, as Administrative Agent under the Atria Credit Agreement and any permitted successor thereto that has been identified as such by notice from Atria to Vencor's Administrative Agent.

                     "Atria's Required Lenders" means the "Required Lenders" as such term is defined in Atria's Credit Agreement.

                     "Corresponding Atria Guaranty" means the guaranty by the Supporting Guarantor that Vencor will perform its obligations under the Parent Guaranty (as such term is defined in Atria's Credit Agreement).

                     "Significant Credit Event" shall have the meaning set forth in Section 9 hereof.

                     "Vencor's Administrative Agent" means NationsBank, N.A., as Administrative Agent under Vencor's Credit Agreement and any permitted successor thereto that has been identified as such by notice from Vencor to Atria's Administrative Agent.

                     "Vencor's Required Banks" means the "Required Banks" as such term is defined in Vencor's Credit Agreement

                     SECTION 2. Representations and Warranties. The Supporting
                                ------------------------------
Guarantor represents and warrants that:

                     (a) The Supporting Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                     (b) The execution, delivery and performance by the Supporting Guarantor of this Guaranty are within the corporate powers of the Supporting Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the

Supporting Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Supporting Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Supporting Guarantor or any of its Subsidiaries.

                     (c) This Guaranty constitutes a valid and binding agreement of the Supporting Guarantor, enforceable in accordance with its terms.

                     (d) There is no action, suit or proceeding pending against, or to the knowledge of the Supporting Guarantor threatened against or affecting, the Supporting Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect upon the condition (financial or otherwise), results of operations, business, or prospects of Vencor and its Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Guaranty.

                     SECTION 3. The Guarantee. The Supporting Guarantor
                                -------------
unconditionally and irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of Vencor evidenced by or arising under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Vencor, whether or not allowed or allowable as a claim in any such proceeding). If Vencor fails punctually to pay the indebtedness and other obligations guaranteed by the Supporting Guarantor hereby, the Supporting Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by Vencor.

                     SECTION 4. Guarantee Unconditional. Except as provided in
                                -----------------------
Section 9, the obligations of the Supporting Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                     (a) any extension, renewal, settlement, compromise,
                 waiver or release in respect of any obligation of Vencor under any Financing Document by operation of law or otherwise;

                             (b) any modification, amendment or waiver of or supplement to any Financing Document;

                             (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of Vencor under any Financing Document;

                             (d) any change in the corporate existence, structure or ownership of Vencor or any of its Subsidiaries, or any insolvency bankruptcy, reorganization or other similar proceeding affecting Vencor or any of its Subsidiaries or its assets, or any resulting release or discharge of any obligation of Vencor or any of its Subsidiaries contained in any Financing Document;

                             (e) the existence of any claim, set-off or other rights which the Supporting Guarantor or Vencor may have at any time against any Bank, any LC Issuing Bank, any Agent or any other Person, whether or not arising in connection with this Guaranty, provided
                                                                       --------
                             that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                             (f) any invalidity or unenforceability relating to or against Vencor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by Vencor of any amount payable by it under any Financing Document; or

                             (g) any other act or omission to act or delay of any kind by Vencor, any Bank, any LC Issuing Bank, any Agent or any other Person or any other circumstance whatsoever that might but for the provisions of this Section 4, constitute a legal or equitable discharge of the Supporting Guarantor's obligations under this Guaranty.

                     SECTION 5. Discharge Only Upon Payment in Full
                                -----------------------------------
Reinstatement in Certain Circumstances. The Supporting Guarantor's obligations
--------------------------------------
under this Guaranty constitute a continuing guaranty and shall remain in full force and effect until either (i) this Guaranty is terminated pursuant to
Section 2.16 of Vencor's Credit Agreement or (ii) the Commitments of each Bank shall have been terminated and the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by Vencor under the Financing Documents shall have been paid in full. If at any time any amount payable by Vencor under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Vencor or otherwise, the Supporting Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

                     SECTION 6. Waiver. The Supporting Guarantor irrevocably
                                ------
waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Vencor or any other Person or against any security.

                     SECTION 7. Subrogation and Contribution. Upon making any
                                ----------------------------
payment hereunder with respect to the obligations of Vencor, the Supporting Guarantor shall be subrogated to the rights of the payee against Vencor with respect to such payment, and shall also have a right of contribution against all other Supporting Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises; provided that the
                                                         --------
Supporting Guarantor shall not enforce any payment by way of subrogation against Vencor or contribution against any other Supporting Guarantor so long as any Bank has any Commitment to Vencor under Vencor's Credit Agreement or any amount payable by Vencor under any Financing Document remains unpaid.

                     SECTION 8. Stay of Acceleration. If acceleration of the
                                --------------------
time for payment of any amount payable by Vencor under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of Vencor, all such amounts otherwise subject to acceleration under the terms of such Financing Document shall nonetheless be payable by the Supporting Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite number of Banks specified in Section 6.01 of Vencor's Credit Agreement.

                     SECTION 9. Deferral of Enforcement Pro Rata Sharing.
                                ----------------------------------------

                     (a) This Guaranty shall not be enforced unless one or more "Significant Credit Events" shall have occurred and be continuing. For purposes hereof, the term "Significant Credit Event" means:

                     (i) Vencor, Atria or any Supporting Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing; or

                     (ii) an involuntary case or other proceeding is commenced against Vencor, Atria or any Supporting Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Vencor Atria or any Supporting Guarantor under the Federal bankruptcy laws as now or hereafter in effect; or

                             (iii) all amounts outstanding under either Atria's Credit Agreement or Vencor's Credit Agreement shall have become due and payable upon the final maturity thereof or by reason of acceleration; or

                     (iv) Vencor's Required Banks (as such term is defined in Vencor's Credit Agreement) have signed and delivered to Atria's Administrative Agent a certificate stating that (x) an event of default under Vencor's Credit Agreement has occurred and is continuing, and (y) Vencor's Required Banks have determined that the credit facility provided under Vencor's Credit Agreement is in a "workout;" or

                             (v) Atria's Required Lenders (as such term is defined in Atria's Credit Agreement) have signed and delivered to Vencor's Administrative Agent a certificate stating that (x) an event of default under Atria's Credit Agreement has occurred and is continuing, and (y) Atria's Required Lenders have determined that the credit facility provided under Atria's Credit Agreement is in a "workout."

                     (b) It is the desire and intent of the Supporting
Guarantor and the beneficiaries of this Guaranty that this Guaranty be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Supporting Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Supporting Guarantor's liability hereunder in respect of the obligations of Vencor guaranteed hereunder shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Supporting Guarantor's obligations hereunder to be so invalidated; provided that if, at the time of
                                            --------
enforcement of either this Guaranty or the Corresponding Atria Guaranty, the amount payable under this Guaranty or the Corresponding Atria Guaranty is limited by this Section 9(b) or the substantially identical provision set forth in the Corresponding Atria Guaranty, as the case may be, then the amounts payable under both this Guaranty and the Corresponding Atria Guaranty shall be limited so that the maximum amount payable under each guaranty is proportional to the respective aggregate amount guaranteed under each such guaranty (without regard to the limits under this Section 9(b) or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

          (c) The Supporting Guarantor agrees that, if it makes any payments upon enforcement of either this Guaranty or the Corresponding Atria Guaranty, it will make a pro rata payment under the other of such guaranties so that (i) the payments under this Guaranty and the Corresponding Atria Guaranty are concurrent and (ii) the total amount paid under each guaranty is proportional to the aggregate amount guaranteed under such guaranty (without regard to the limits under Section 9(b) hereof or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

          (d) The provisions of this Section 9 are intended for the benefit of the beneficiaries of the Corresponding Atria Guaranty and shall be directly enforceable by them.

          (e) The Corresponding Atria Guaranty contains provisions substantially identical to this Section 9, which provisions are intended for the benefit of the beneficiaries of this Guaranty and shall be directly enforceable by them. The Supporting Guarantor will not permit such provisions to be terminated, amended, waived or otherwise changed without the prior written consent of Vencor's Required Banks.

          SECTION 10. Notices. Notices and other communications hereunder shall
                      -------
be given in writing in the manner specified in Section 11.01 of Vencor's Credit Agreement.

          SECTION 11. Governing Law. This Guaranty shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Supporting Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.



                                       FIRST HEALTHCARE CORPORATION

                                       By: /s/ Richard A. Lechleiter
                                          -----------------------------
                                          Name:  Richard A. Lechleiter
                                          Title:  Vice President of Finance
                                                       and Corporate Controller

                           VENCOR SUPPORTING GUARANTY

          Guaranty dated as of August 26, 1996 by HILLHAVEN OF CENTRAL FLORIDA, INC. (the "Supporting Guarantor") for the benefit of the Banks, Co-Agents, LC Issuing Banks, Administrative Agent, Documentation Agent and Collateral Agent from time to time party to Vencor's Credit Agreement (as defined below) (the "Vencor Lenders") and, to the extent set forth in Section 9 below, the Creditors from time to time party to Atria's Credit Agreement (as defined below):

          WHEREAS, terms defined in the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers") and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as such agreement may be amended from time to time ("Vencor's Credit Agreement"), have the same respective meanings when used herein;

          WHEREAS, Atria Communities, Inc. ("Atria") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued thereunder to provide credit support for IRB Debt;

          WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than a portion thereof relating to mature properties):

          WHEREAS, Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, herein collectively called the "Supporting Guarantors");

          WHEREAS, Vencor and the Banks have agreed to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions; and

          WHEREAS, in consideration of such Amendment, Vencor has agreed to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement;

          NOW, THEREFORE, it is agreed as follows:

          SECTION 1. Definitions. The following terms, as used herein, have the
                     -----------
following meanings:

          "Atria's Administrative Agent" means PNC Bank, National Association, as Administrative Agent under the Atria Credit Agreement and any permitted successor thereto that has been identified as such by notice from Atria to Vencor's Administrative Agent.

          "Atria's Required Lenders" means the "Required Lenders" as such term is defined in Atria's Credit Agreement.

          "Corresponding Atria Guaranty" means the guaranty by the Supporting Guarantor that Vencor will perform its obligations under the Parent Guaranty (as such term is defined in Atria's Credit Agreement).

          "Significant Credit Event" shall have the meaning set forth in Section 9 hereof.

          "Vencor's Administrative Agent" means NationsBank, N.A., as Administrative Agent under Vencor's Credit Agreement and any permitted successor thereto that has been identified as such by notice from Vencor to Atria's Administrative Agent.

          "Vencor's Required Banks" means the "Required Banks" as such term is defined in Vencor's Credit Agreement.

          SECTION 2. Representations and Warranties. The Supporting Guarantor
                     ------------------------------
represents and warrants that:

          (a) The Supporting Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) The execution, delivery and performance by the Supporting Guarantor of this Guaranty are within the corporate powers of the Supporting Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Supporting Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Supporting Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Supporting Guarantor or any of its Subsidiaries.

          (c) This Guaranty constitutes a valid and binding agreement of the Supporting Guarantor, enforceable in accordance with its terms.

          (d) There is no action, suit or proceeding pending against, or to the knowledge of the Supporting Guarantor threatened against or affecting, the Supporting Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect upon the condition (financial or otherwise), results of operations, business, or prospects of Vencor and its Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Guaranty.

          SECTION 3. The Guarantee. The Supporting Guarantor unconditionally and
                     -------------
irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of Vencor evidenced by or arising under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Vencor, whether or not allowed or allowable as a claim in any such proceeding). If Vencor fails punctually to pay the indebtedness and other obligations guaranteed by the Supporting Guarantor hereby, the Supporting Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by Vencor.

          SECTION 4. Guarantee Unconditional. Except as provided in Section 9,
                     -----------------------
the obligations of the Supporting Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Vencor under any Financing Document by operation of law or otherwise;

               (b) any modification, amendment or waiver of or supplement to any
                Financing Document;

               (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of Vencor under any Financing Document;

               (d) any change in the corporate existence, structure or ownership of Vencor or any of its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Vencor or any of its Subsidiaries or its assets, or any resulting release or discharge of any obligation of Vencor or any of its Subsidiaries contained in any Financing Document;

               (e) the existence of any claim, set-off or other rights which the Supporting Guarantor or Vencor may have at any time against any Bank, any LC Issuing Bank, any Agent or any other Person, whether or not arising in connection with this Guaranty, provided that
                                                                --------
               nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

               (f) any invalidity or unenforceability relating to or against Vencor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by Vencor of any amount payable by it under any Financing Document; or

               (g) any other act or omission to act or delay of any kind by Vencor, any Bank, any LC Issuing Bank, any Agent or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 4, constitute a legal or equitable discharge of the Supporting Guarantor's obligations under this Guaranty.

          SECTION 5. Discharge Only Upon Payment in Full; Reinstatement in
                     -----------------------------------------------------
Certain Circumstances. The Supporting Guarantor's obligations under this
---------------------
Guaranty constitute a continuing guaranty and shall remain in full force and effect until either (i) this Guaranty is terminated pursuant to Section 2.16 of Vencor's Credit Agreement or (ii) the Commitments of each Bank shall have been terminated and the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by Vencor under the Financing Documents shall have been paid in full. If at any time any amount payable by Vencor under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Vencor or otherwise, the Supporting Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

          SECTION 6. Waiver. The Supporting Guarantor irrevocably waives
                     ------
acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Vencor or any other Person or against any security.

          SECTION 7. Subrogation and Contribution. Upon making any payment
                     ----------------------------
hereunder with respect to the obligations of Vencor, the Supporting Guarantor shall be subrogated to the rights of the payee against Vencor with respect to such payment, and shall also have a right of contribution against all other Supporting Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises; provided that the Supporting
                                                   --------
Guarantor shall not enforce any payment by way of subrogation against Vencor or contribution against any other Supporting Guarantor so long as any Bank has any Commitment to Vencor under Vencor's Credit Agreement or any amount payable by Vencor under any Financing Document remains unpaid.

          SECTION 8. Stay of Acceleration. If acceleration of the time for
                     --------------------
payment of any amount payable by Vencor under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of Vencor, all such amounts otherwise subject to acceleration under the terms of such Financing Document shall nonetheless be payable by the Supporting Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite number of Banks specified in Section 6.01 of Vencor's Credit Agreement.

          SECTION 9. Deferral of Enforcement; Pro Rata Sharing.
                     ----------------------------------------

          (a) This Guaranty shall not be enforced unless one or more "Significant Credit Events" shall have occurred and be continuing. For purposes hereof, the term "Significant Credit Event" means:

          (i) Vencor, Atria or any Supporting Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing; or

          (ii) an involuntary case or other proceeding is commenced against Vencor, Atria or any Supporting Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Vencor, Atria or any Supporting Guarantor under the Federal bankruptcy laws as now or hereafter in effect; or

          (iii) all amounts outstanding under either Atria's Credit Agreement or Vencor's Credit Agreement shall have become due and payable upon the final maturity thereof or by reason of acceleration; or

          (iv) Vencor's Required Banks (as such term is defined in Vencor's Credit Agreement) have signed and delivered to Atria's Administrative Agent a certificate stating that (x) an event of default under Vencor's Credit Agreement has occurred and is continuing, and (y) Vencor's Required Banks have determined that the credit facility provided under Vencor's Credit Agreement is in a "workout;" or

          (v) Atria's Required Lenders (as such term is defined in Atria's Credit Agreement) have signed and delivered to Vencor's Administrative Agent a certificate stating that (x) an event of default under Atria's Credit Agreement has occurred and is continuing, and (y) Atria's Required Lenders have determined that the credit facility provided under Atria's Credit Agreement is in a "workout."

          (b) It is the desire and intent of the Supporting Guarantor and the beneficiaries of this Guaranty that this Guaranty be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Supporting Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Supporting Guarantor's liability hereunder in respect of the obligations of Vencor guaranteed hereunder shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Supporting Guarantor's obligations hereunder to be so invalidated; provided that if, at the
                                                        --------
time of enforcement of either this Guaranty or the Corresponding Atria Guaranty, the amount payable under this Guaranty or the Corresponding Atria Guaranty is limited by this Section 9(b) or the substantially identical provision set forth in the Corresponding Atria Guaranty, as the case may be, then the amounts payable under both this Guaranty and the Corresponding Atria Guaranty shall be limited so that the maximum amount payable under each guaranty is proportional to the respective aggregate amount guaranteed under each such guaranty (without regard to the limits under this Section 9(b) or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

          (c) The Supporting Guarantor agrees that, if it makes any payments upon enforcement of either this Guaranty or the Corresponding Atria Guaranty, it will make a pro rata payment under the other of such guaranties so that (i) the payments under this Guaranty and the Corresponding Atria Guaranty are concurrent and (ii) the total amount paid under each guaranty is proportional to the aggregate amount guaranteed under such guaranty (without regard to the limits under Section 9(b) hereof or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

          (d) The provisions of this Section 9 are intended for the benefit of the beneficiaries of the Corresponding Atria Guaranty and shall be directly enforceable by them.

          (e) The Corresponding Atria Guaranty contains provisions substantially identical to this Section 9, which provisions are intended for the benefit of the beneficiaries of this Guaranty and shall be directly enforceable by them. The Supporting Guarantor will not permit such provisions to be terminated, amended, waived or otherwise changed without the prior written consent of Vencor's Required Banks.

          SECTION 10. Notices. Notices and other communications hereunder shall
                      -------
be given in writing in the manner specified in Section 11.01 of Vencor's
Credit Agreement.

          SECTION 11. Governing Law. This Guaranty shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Supporting Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.



                                       HILLHAVEN OF CENTRAL FLORIDA, INC.

                                       By:  /s/ Richard A. Lechleiter
                                          ---------------------------------
                                          Name: Richard A. Lechleiter
                                          Title:  Vice President of Finance
                                                       and Corporate Controller

                          VENCOR SUPPORTING GUARANTY

          Guaranty dated as of August 26, 1996 by MEDISAVE PHARMACIES, INC. (the "Supporting Guarantor") for the benefit of the Banks, Co-Agents, LC Issuing Banks, Administrative Agent, Documentation Agent and Collateral Agent from time to time party to Vencor's Credit Agreement (as defined below) (the "Vencor Lenders") and, to the extent set forth in Section 9 below, the Creditors from time to time party to Atria's Credit Agreement (as defined below):

          WHEREAS, terms defined in the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers'.) and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as such agreement may be amended from time to time ("Vencor's Credit Agreement"), have the same respective meanings when used herein;

          WHEREAS, Atria Communities, Inc. ("Atria") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued thereunder to provide credit support for IRB Debt;

          WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than a portion thereof relating to mature properties);

          WHEREAS, Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, herein collectively called the "Supporting Guarantors");

          WHEREAS, Vencor and the Banks have agreed to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions; and

          WHEREAS, in consideration of such Amendment, Vencor has agreed to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement;

          NOW, THEREFORE, it is agreed as follows:

          SECTION 1. Definitions. The following terms, as used herein, have the
                     -----------
following meanings:

          "Atria's Administrative Agent" means PNC Bank, National Association, as Administrative Agent under the Atria Credit Agreement and any permitted successor thereto that has been identified as such by notice from Atria to Vencor's Administrative Agent.

          "Atria's Required Lenders" means the "Required Lenders" as such term is defined in Atria's Credit Agreement.

          "Corresponding Atria Guaranty" means the guaranty by the Supporting Guarantor that Vencor will perform its obligations under the Parent Guaranty (as such term is defined in Atria's Credit Agreement).

          "Significant Credit Event" shall have the meaning set forth in Section 9 hereof.

          "Vencor's Administrative Agent" means NationsBank, N.A., as Administrative Agent under Vencor's Credit Agreement and any permitted successor thereto that has been identified as such by notice from Vencor to Atria's Administrative Agent.

          "Vencor's Required Banks" means the "Required Banks" as such term is defined in Vencor's Credit Agreement.

          SECTION 2. Representations and Warranties. The Supporting Guarantor
                     ------------------------------
represents and warrants that:

          (a) The Supporting Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) The execution, delivery and performance by the Supporting Guarantor of this Guaranty are within the corporate powers of the Supporting Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Supporting Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Supporting Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Supporting Guarantor or any of its Subsidiaries.

          (c) This Guaranty constitutes a valid and binding agreement of the Supporting Guarantor, enforceable in accordance with its terms.

          (d) There is no action, suit or proceeding pending against, or to the knowledge of the Supporting Guarantor threatened against or affecting, the Supporting Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect upon the condition (financial or otherwise), results of operations, business, or prospects of Vencor and its Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Guaranty.

          SECTION 3. The Guarantee. The Supporting Guarantor unconditionally
                     -------------
arid irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of Vencor evidenced by or arising under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Vencor, whether or not allowed or allowable as a claim in any such proceeding). If Vencor fails punctually to pay the indebtedness and other obligations guaranteed by the Supporting Guarantor hereby, the Supporting Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by Vencor.

          SECTION 4. Guarantee Unconditional. Except as provided in Section 9,
                     -----------------------
the obligations of the Supporting Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Vencor under any Financing Document by operation of law or otherwise;

               (b) any modification, amendment or waiver of or supplement to any Financing Document;

               (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of Vencor under any Financing Document;

               (d) any change in the corporate existence, structure or ownership of Vencor or any of its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Vencor or any of its Subsidiaries or its assets, or any resulting release or discharge of any obligation of Vencor or any of its Subsidiaries contained in any Financing Document;

               (e) the existence of any claim, set-off or other rights which the Supporting Guarantor or Vencor may have at any time against any Bank, any LC Issuing Bank, any Agent or any other Person, whether or nor arising in connection with this Guaranty, provided that nothing herein shall prevent the assertion of any
               --------
               such claim by separate suit or compulsory counterclaim;

               (f) any invalidity or unenforceability relating to or against Vencor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by Vencor of any amount payable by it under any Financing Document; or

               (g) any other act or omission to act or delay of any kind by Vencor, any Bank, any LC Issuing Bank, any Agent or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 4, constitute a legal or equitable discharge of the Supporting Guarantor's obligations under this Guaranty.

          SECTION 5. Discharge Only Upon Payment in Full; Reinstatement in
                     -----------------------------------------------------
Certain Circumstances. The Supporting Guarantor's obligations under this
---------------------
Guaranty constitute a continuing guaranty and shall remain in full force and effect until either (i) this Guaranty is terminated pursuant to Section 2.16 of Vencor's Credit Agreement or (ii) the Commitments of each Bank shall have been terminated and the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by Vencor under the Financing Documents shall have been paid in full. If at any time any amount payable by Vencor under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Vencor or otherwise, the Supporting Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

          SECTION 6. Waiver. The Supporting Guarantor irrevocably waives
                     ------
acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Vencor or any other Person or against any security.


          SECTION 7. Subrogation and Contribution. Upon making any payment
                     ----------------------------
hereunder with respect to the obligations of Vencor, the Supporting Guarantor shall be subrogated to the rights of the payee against Vencor with respect to such payment, and shall also have a right of contribution against all other Supporting Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises; provided that the Supporting
                                                   --------
Guarantor shall not enforce any payment by way of subrogation against Vencor or contribution against any other Supporting Guarantor so long as any Bank has any Commitment to Vencor under Vencor's Credit Agreement or any amount payable by Vencor under any Financing Document remains unpaid.

          SECTION 8. Stay of Acceleration. If acceleration of the time for
                     --------------------
payment of any amount payable by Vencor under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of Vencor, all such amounts otherwise subject to acceleration under the terms of such Financing Document shall nonetheless be payable by the Supporting Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite number of Banks specified in Section 6.01 of Vencor's Credit Agreement.

          SECTION 9. Deferral of Enforcement: Pro Rata Sharing.
                     -----------------------------------------

          (a) This Guaranty shall not be enforced unless one or more "Significant Credit Events" shall have occurred and be continuing. For purposes hereof, the term "Significant Credit Event" means:

          (i) Vencor, Atria or any Supporting Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or selling the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing; or

          (ii) an involuntary case or other proceeding is commenced against Vencor, Atria or any Supporting Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Vencor, Atria or any Supporting Guarantor under the Federal bankruptcy laws as now or hereafter in effect; or

               (iii) all amounts outstanding under either Atria's Credit Agreement or Vencor's Credit Agreement shall have become due and payable upon the final maturity thereof or by reason of acceleration; or

               (iv) Vencor's Required Banks (as such term is defined in Vencor's Credit Agreement) have signed and delivered to Atria's Administrative Agent a certificate stating that (x) an event of default under Vencor's Credit Agreement has occurred and is continuing, and (y) Vencor's Required Banks have determined that the credit facility provided under Vencor's Credit Agreement is in a "workout;" or

               (v) Atria's required Lenders (as such term is defined in Atria's Credit Agreement) have signed and delivered to Vencor's Administrative Agent a certificate stating that (x) an event of default under Atria's Credit Agreement has occurred and is continuing, and (y) Atria's Required Lenders have determined that the credit facility provided under Atria's Credit Agreement is in a "workout."

          (b) It is the desire and intent of the Supporting Guarantor and the beneficiaries of this Guaranty that this Guaranty be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Supporting Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Supporting Guarantor's liability hereunder in respect of the obligations of Vencor guaranteed hereunder shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Supporting Guarantor's obligations hereunder to be so invalidated; provided that if, at the time of enforcement of either this Guaranty or the Corresponding Atria Guaranty, the amount payable under this Guaranty or the Corresponding Atria Guaranty is limited by this Section 9(b) or the substantially identical provision set forth in the Corresponding Atria Guaranty, as the case may be, then the amounts payable under both this Guaranty and the Corresponding Atria Guaranty shall be limited so that the maximum amount payable under each guaranty is proportional to the respective aggregate amount guaranteed under each such guaranty (without regard to the limits under this Section 9(b) or the substantially identical provision of the corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

          (c) The Supporting Guarantor agrees that, if it makes any payments upon enforcement of either this Guaranty or the Corresponding Atria Guaranty, it will make a pro rata payment under the other of such guaranties so that (i) the payments under this Guaranty and the Corresponding Atria Guaranty are concurrent and (ii) the total amount paid under each guaranty is proportional to the aggregate amount guaranteed under such guaranty (without regard to the limits under Section 9(b) hereof or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement when the earlier of such Significant Credit Events occurred).

          (d) The provisions of this Section 9 are intended for the benefit of the beneficiaries of the Corresponding Atria Guaranty and shall be directly enforceable by them.

          (e) The Corresponding Atria Guaranty contains provisions substantially identical to this Section 9, which provisions are intended for the benefit of the beneficiaries of this Guaranty and shall be directly enforceable by them. The Supporting Guarantor will not permit such provisions to be terminated amended, waived or otherwise changed without the prior written consent of Vencor's Required Banks.

          SECTION 10. Notices. Notices and other communications hereunder shall
                      -------
be given in writing in the manner specified in Section 11.01 of Vencor's Credit Agreement.

          SECTION 11. Governing Law. This Guaranty shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Supporting Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.




                                      MEDISAVE PHARMACIES, INC.

                                      By: /s/ Richard A. Lechleiter
                                         ------------------------------
                                         Name:   Richard A. Lechleiter
                                         Title:  Vice President of Finance
                                                      and Corporate Controller

                           VENCOR SUPPORTING GUARANTY

          Guaranty dated as of August 26, 1996 by NATIONWIDE CARE, INC. (the "Supporting Guarantor") for the benefit of the Banks, Co-Agents, LC Issuing Banks, Administrative Agent, Documentation Agent and Collateral Agent from time to time party to Vencor's Credit Agreement (as defined herein) (the "Vencor Lenders") and, to the extent set forth in Section 9 below, the Creditors from time to time party to Atria's Credit Agreement (as defined below):

          WHEREAS, terms defined in the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers") and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as such agreement may be amended from time to time ("Vencor's Credit Agreement"), have the same respective meanings when used herein;

          WHEREAS, Atria Communities, Inc. ("Atria") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued thereunder to provide credit support for IRB Debt;

          WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than a portion thereof relating to mature properties);

          WHEREAS, Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, herein collectively called the "Supporting Guarantors");

          WHEREAS, Vencor and the Banks have agreed to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions; and

          WHEREAS, in consideration of such Amendment, Vencor has agreed to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement;

          NOW, THEREFORE, it is agreed as follows:

          SECTION 1. Definitions. The following terms, as used herein, have the
                     -----------
following meanings:

          "Atria's Administrative Agent" means PNC Bank, National Association, as Administrative Agent under the Atria Credit Agreement and any permitted successor thereto that has been identified as such by notice from Atria to Vencor's Administrative Agent.

          "Atria's Required Lenders" means the "Required Lenders" as such term is defined In Atria's Credit Agreement.

          "Corresponding Atria Guaranty" means the guaranty by the Supporting Guarantor that Vencor will perform its obligations under the Parent Guaranty (as such term is defined in Atria's Credit Agreement)

          "Significant Credit Event" shall have the meaning set forth in Section 9 hereof.

          "Vencor's Administrative Agent" means NationsBank, N.A., as Administrative Agent under Vencor's Credit Agreement and any permitted successor thereto that has been identified as such by notice from Vencor to Atria's Administrative Agent.

          "Vencor's Required Banks" means the "Required Banks" as such term is defined in Vencor's Credit Agreement.

          SECTION 2. Representations and Warranties. The Supporting Guarantor
                     ------------------------------
represents and warrants that:

          (a) The Supporting Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) The execution, delivery and performance by the Supporting Guarantor of this Guaranty are within the corporate powers of the Supporting Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Supporting Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Supporting Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Supporting Guarantor or any of its Subsidiaries.

             (c) This Guaranty constitutes a valid and binding agreement of the Supporting Guarantor, enforceable in accordance with its terms.

             (d) There is no action, suit or proceeding pending against, or to the knowledge of the Supporting Guarantor threatened against or affecting, the Supporting Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect upon the condition (financial or otherwise), results of operations, business, or prospects of Vencor and its Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Guaranty.

             SECTION 3. The Guarantee. The Supporting Guarantor unconditionally
                        -------------
and irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of Vencor evidenced by or arising under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Vencor, whether or not allowed or allowable as a claim in any such proceeding). If Vencor fails punctually to pay the indebtedness and other obligations guaranteed by the Supporting Guarantor hereby, the Supporting Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by Vencor.

             SECTION 4. Guarantee Unconditional. Except as provided in Section
                        -----------------------
9, the obligations of the Supporting Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Vencor under any Financing Document by operation of law or otherwise;

                  (b) any modification, amendment or waiver of or supplement to any Financing Document;

                  (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of Vencor under any Financing Document;

                  (d) any change in the corporate existence, structure or ownership of Vencor or any of its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Vencor or any of its Subsidiaries or its assets, or any resulting release or discharge of any obligation of Vencor or any of its Subsidiaries contained in any Financing Document:

                  (e) the existence of any claim, set-off or other rights which the Supporting Guarantor or Vencor may have at any time against any Bank, any LC Issuing Bank, any Agent or any other Person, whether or not arising in connection with this Guaranty, provided that nothing herein shall prevent the
                            --------
                  assertion of any such claim by separate Suit Of compulsory counterclaim;

                  (f) any invalidity or unenforceability relating to or against Vencor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by Vencor of any amount payable by it under any Financing Document: or

                  (g) any other act or omission to act or delay of any kind by Vencor, any Bank, any LC Issuing Bank, any Agent or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 4, constitute a legal or equitable discharge of the Supporting Guarantor's obligations under this Guaranty.

             SECTION 5. Discharge Only Upon Payment in Full: Reinstatement
                        --------------------------------------------------
in Certain Circumstances. The Supporting Guarantor's obligations under this
------------------------
Guaranty constitute a continuing guaranty and shall remain in full force and effect until either (i) this Guaranty is terminated pursuant to Section 216 of Vencor's Credit Agreement or (ii) the Commitments of each Bank shall have been terminated and the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by Vencor under the Financing Documents shall have been paid in full. If at any time any amount payable by Vencor under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Vencor or otherwise, the Supporting Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

             SECTION 6. Waiver. The Supporting Guarantor irrevocably waives
                        ------
acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Vencor or any other Person or against any security.

             SECTION 7. Subrogation and Contribution. Upon making any payment
                        ----------------------------
hereunder with respect to the obligations of Vencor, the Supporting Guarantor shall be subrogated to the rights of the payee against Vencor with respect to such payment, and shall also have a right of contribution against all other Supporting Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises; provided that the Supporting
                                                   --------
Guarantor shall not enforce any payment by way of subrogation against Vencor or contribution against any other Supporting Guarantor so long as any Bank has any Commitment to Vencor under Vencor's Credit Agreement or any amount payable by Vencor under any Financing Document remains unpaid.

             SECTION 8. Stay of Acceleration. If acceleration of the time
                        --------------------
for payment of any amount payable by Vencor under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of Vencor all such amounts otherwise subject to acceleration under the terms of such Financing Document shall nonetheless be payable by the Supporting Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite number of Banks specified in Section 6.01 of Vencor's Credit Agreement.

             SECTION 9. Deferral of Enforcement: Pro Rata Sharing.
                        -----------------------------------------

             (a) This Guaranty shall not be enforced unless one of more "Significant Credit Events" shall have occurred and be continuing. For purposes hereof, the term "Significant Credit Event" means:

             (i) Vencor, Atria or any Supporting Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing; or

                  (ii) an involuntary case or other proceeding is commenced against Vencor, Atria or any Supporting Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Vencor, Atria or any Supporting Guarantor under the Federal bankruptcy laws as now or hereafter in effect; or

                           (iii) all amounts outstanding under either Atria's Credit Agreement or Vencor' s Credit Agreement shall have become due and payable upon the final maturity thereof or by reason of acceleration; or


                  (iv) Vencor's Required Banks (as such term is defined in Vencor's Credit Agreement) have signed and delivered to Atria's Administrative Agent a certificate stating that (x) an event of default under Vencor's Credit Agreement has occurred and is continuing, and (y) Vencor's Required Banks have determined that the credit facility provided under Vencor's Credit Agreement is in a "workout;" or

                           (v) Atria's Required Lenders (as such term is defined in Atria's Credit Agreement) have signed and delivered to Vencor's Administrative Agent a certificate stating that (x) an event of default under Atria's Credit Agreement has occurred and is continuing, and (y) Atria's Required Lenders have determined that the credit facility provided under Atria's Credit Agreement is in a "workout."

                  (b) It is the desire and intent of the Supporting Guarantor and the beneficiaries of this Guaranty that this Guaranty be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Supporting Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Supporting Guarantor's liability hereunder in respect of the obligations of Vencor guaranteed hereunder shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Supporting Guarantor's obligations hereunder to be so invalidated; provided that if; at the
                                                        --------
time of enforcement of either this Guaranty or the Corresponding Atria Guaranty, the amount payable under this Guaranty or the Corresponding Atria Guaranty is limited by this Section 9(b) or the substantially identical provision set forth in the Corresponding Atria Guaranty, as the case may be, then the amounts payable under both this Guaranty and the Corresponding Atria Guaranty shall be limited so that the maximum amount payable under each guaranty is proportional to the respective aggregate amount guaranteed under each such guaranty (without regard to the limits under this Section 9(b) or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

                  (c) The Supporting Guarantor agrees that, if it makes any payments upon enforcement of either this Guaranty or the Corresponding Atria Guaranty, it will make a pro rata payment under the other of such guaranties so that (i) the payments under this Guaranty and the Corresponding Atria Guaranty are concurrent and (ii) the total amount paid under each guaranty is proportional to the aggregate amount guaranteed under such guaranty (without regard to the limits under Section 9(b) hereof or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

                  (d) The provisions of this Section 9 are intended for the benefit of the beneficiaries of the Corresponding Atria Guaranty and shall be directly enforceable by them.

                  (e) The Corresponding Atria Guaranty contains provisions substantially identical to this Section 9, which provisions are intended for the benefit of the beneficiaries of this Guaranty and shall be directly enforceable by them. The Supporting Guarantor will not permit such provisions to be terminated, amended, waived or otherwise changed without the prior written consent of Vencor's Required Banks.

             SECTION 10. Notices. Notices and other communications hereunder
                         -------
shall be given in writing in the manner specified in Section 11.01 of Vencor's Credit Agreement.

             SECTION 11. Governing Law. This Guaranty shall be governed by and
                          ------------
construed in accordance with the laws of the State of New York.

             IN WITNESS WHEREOF, the Supporting Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.



                                       NATIONWIDE CARE, INC.

                                       By: /s/ Richard A. Lechleiter
                                           ---------------------------------
                                           Name:   Richard A. Lechleiter
                                           Title:  Vice President of Finance
                                                        and Corporate Controller

                          VENCOR SUPPORTING GUARANTY

             Guaranty dated as of August 26, 1996 by NORTHWEST HEALTH CARE, INC. (the "Supporting Guarantor") for the benefit of the Banks, Co-Agents, LC Issuing Banks, Administrative Agent, Documentation Agent and Collateral Agent from time to time party to Vencor's Credit Agreement (as defined below) (the "Vencor Lenders") and, to the extent set forth in Section 9 below, the Creditors from time to time party to Atria's Credit Agreement (as defined below):

             WHEREAS, terms defined in the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein (the "Subsidiary Borrowers") and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as such agreement may be amended from time to time ("Vencor's Credit Agreement"), have the same respective meanings when used herein;

             WHEREAS, Atria Communities, Inc. ("Atria") proposes to enter into a $200,000,000 credit agreement ("Atria's Credit Agreement"), to borrow thereunder from time to time and to cause letters of credit to be issued thereunder to provide credit support for IRB Debt;

             WHEREAS, Vencor proposes to guarantee such obligations of Atria (other than a portion thereof relating to mature properties);

             WHEREAS, Vencor proposes to cause the Subsidiary Borrowers to guarantee Vencor's performance of its guarantee of the obligations of Atria and may hereafter cause one or more other Subsidiaries to give similar guarantees of Vencor's performance thereof (the Subsidiary Borrowers and such other Subsidiaries, if any, herein collectively called the "Supporting Guarantors");

             WHEREAS, Vencor and the Banks have agreed to amend certain covenants in Vencor's Credit Agreement to permit the foregoing transactions; and

             WHEREAS, in consideration of such Amendment, Vencor has agreed to cause each Supporting Guarantor to guarantee Vencor's performance of its obligations under Vencor's Credit Agreement;

             NOW, THEREFORE, it is agreed as follows:


             SECTION 1. Definitions. The following terms, as used herein, have
                        -----------
the following meanings:

             "Atria's Administrative Agent" means PNC Bank, National Association, as Administrative Agent under the Atria Credit Agreement and any permitted successor thereto that has been identified as such by notice from Atria to Vencor's Administrative Agent.

             "Atria's Required Lenders" means the "Required Lenders" as such term is defined in Atria's Credit Agreement.

             "Corresponding Atria Guaranty" means the guaranty by the Supporting Guarantor that Vencor will perform its obligations under the Parent Guaranty (as such term is defined in Atria's Credit Agreement).

             "Significant Credit Event" shall have the meaning set forth in
Section 9 hereof.

             "Vencor's Administrative Agent" means NationsBank, N.A., as Administrative Agent under Vencor's Credit Agreement and any permitted successor thereto that has been identified as such by notice from Vencor to Atria's Administrative Agent.

             "Vencor's Required Banks" means the "Required Banks" as such term is defined in Vencor's Credit Agreement.

             SECTION 2. Representations and Warranties. The Supporting Guarantor
                        ------------------------------
represents and warrants that:

             (a) The Supporting Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             (b) The execution, delivery and performance by the Supporting Guarantor of this Guaranty are within the corporate powers of the Supporting Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Supporting Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Supporting Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Supporting Guarantor or any of its Subsidiaries.

             (c) This Guaranty constitutes a valid and binding agreement of the Supporting Guarantor, enforceable in accordance with its terms.

             (d) There is no action, suit or proceeding pending against, or to the knowledge of the Supporting Guarantor threatened against or affecting, the Supporting Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect upon the condition (financial or otherwise), results of operations, business, or prospects of Vencor and its Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Guaranty.

             SECTION 3. The Guarantee. The Supporting Guarantor unconditionally
                        -------------
and irrevocably guarantees the full and punctual payment of all present and future indebtedness and other obligations of Vencor evidenced by or arising under any Financing Document as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, according to the terms hereof and thereof (including any interest which accrues on any of the foregoing obligations after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Vencor, whether or not allowed or allowable as a claim in any such proceeding). If Vencor fails punctually to pay the indebtedness and other obligations guaranteed by the Supporting Guarantor hereby, the Supporting Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by Vencor.

             SECTION 4. Guarantee Unconditional. Except as provided in
                        -----------------------
Section 9, the obligations of the Supporting Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

             (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Vencor under any Financing Document by operation of law or otherwise;

                   (b) any modification, amendment or waiver of or supplement to any Financing Document;

                   (c) any release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of Vencor under any Financing Document;

                   (d) any change in the corporate existence, structure or ownership of Vencor or any of its Subsidiaries, or any insolvency, bankruptcy reorganization or other similar proceeding affecting Vencor or any of its Subsidiaries or its assets, or any resulting release or discharge of any obligation of Vencor or any of its Subsidiaries contained in any Financing Document;

                   (e) the existence of any claim, set-off or other rights which the Supporting Guarantor or Vencor may have at any time against any Bank, any L.C. Issuing Bank, any Agent or any other person, whether or not arising in connection with this Guaranty, provided that nothing herein shall prevent the
                             --------
                   assertion of any such claim by separate suit or compulsory counterclaim;

                   (f) any invalidity or unenforceability relating to or against Vencor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to pro-hibit the payment by Vencor of any amount payable by it under any Financing Document; or

                   (g) any other act or omission to act or delay of any kind by Vencor, any Bank, any LC Issuing Bank, any Agent or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 4, constitute a legal or equitable discharge of the Supporting Guarantor's obligations under this Guaranty.

             SECTION 5. Discharge Only Upon Payment in Full: Reinstatement
                        --------------------------------------------------
in Certain Circumstances. The Supporting Guarantor's obligations under this
------------------------
Guaranty constitute a continuing guaranty and shall remain in full force and effect until either (i) this Guaranty is terminated pursuant to Section 2.16 of Vencor's Credit Agreement or (ii) the Commitments of each Bank shall have been terminated and the Credit Exposure of each Bank shall have been reduced to zero and all amounts payable by Vencor under the Financing Documents shall have been paid in full. If at any time any amount payable by Vencor under any Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Vencor or otherwise the Supporting Guarantor' s obligations under this Guaranty with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

             SECTION 6. Waiver. The Supporting Guarantor irrevocably waives
                        ------
acceptance hereof, presentment, demand, protect and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Vencor or any other Person or against any security.

             SECTION 7. Subrogation and Contribution. Upon mailing any
                        ----------------------------
payment hereunder with respect to the obligations of Vencor, the Supporting Guarantor shall be subrogated to the rights of the payee against Vencor with respect to such payment, and shall also have a right of contribution against all other Supporting Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises; provided that the
                                                         --------
Supporting Guarantor shall not enforce any payment by way of subrogation against Vencor or contribution against any other Supporting Guarantor so long as any Bank has any Commitment to Vencor under Vencor's Credit Agreement or any amount payable by Vencor under any Financing Document remains unpaid.

             SECTION 8. Stay of Acceleration. If acceleration of the time
                        --------------------
for payment of any amount payable by Vencor under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of Vencor, all such amounts otherwise subject to acceleration under the terms of such Financing Document shall nonetheless be payable by the Supporting Guarantor hereunder forthwith on demand by the Documentation Agent made at the request of the requisite number of Banks specified in Section 6.01 of Vencor's Credit Agreement.

             SECTION 9. Deferral of Enforcement: Pro Rata Sharing.
                        -----------------------------------------

             (a) This Guaranty shall not be enforced unless one or more "Significant Credit Events" shall have occurred and be continuing. For purposes hereof, the term "Signiticant Credit Event" means:

             (i) Vencor, Atria or any Supporting Guarantor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or selling the appointment of a trustee, receiver, liquidator, custodian or other such official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing; or

             (ii) an involuntary case or other proceeding is commenced against Vencor, Atria or any Supporting Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Vencor, Atria or any Supporting Guarantor under the Federal bankruptcy laws as now or hereafter in effect; or

                     (iii) all amounts outstanding under either Atria's Credit Agreement or Vencor's Credit Agreement shall have become due and payable upon the final maturity thereof or by reason of acceleration; or

             (iv) Vencor's Required Banks (as such term is defined in Vencor's Credit Agreement) have signed and delivered to Atria's Administrative Agent a certifcate stating that (x) an event of default under Vencor's Credit Agreement has occurred and is continuing, and (y) Vencor's Required Banks have determined that the credit facility provided under Vencor's Credit Agreement is in a "workout;" or

                     (v) Atria's Required Lenders (as such term is defined in Atria's Credit Agreement) have signed and delivered to Vencor's Administrative Agent a certificate stating that (x) an event of default under Atria's Credit Agreement has occurred and is continuing, and (y) Atria's Required Lenders have determined that the credit facility provided under Atria's Credit Agreement is in a "workout."

             (b) It is the desire and intent of the Supporting Guarantor and the beneficiaries of this Guaranty that this Guaranty be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Supporting Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Supporting Guarantor's liability hereunder in respect of the obligations of Vencor guaranteed hereunder shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Supporting Guarantor's obligations hereunder to be so invalidated; provided that if, at the time of
                                            --------
enforcement of either this Guaranty or the Corresponding Atria Guaranty, the amount payable under this Guaranty or the Corresponding Atria Guaranty is limited by this Section 9(b) or the substantially identical provision set forth in the Corresponding Atria Guaranty, as the case may be, then the amounts payable under both this Guaranty and the Corresponding Atria Guaranty shall be limited so that the maximum amount payable under each guaranty is proportional to the respective aggregate amount guaranteed under each such guaranty (without regard to the limits under this Section 9(b) or the substantially identical provision of the Corresponding Atria Guaranty) when the Significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

             (c) The Supporting Guarantor agrees that, if it makes any payments upon enforcement of either this Guaranty or the Corresponding Atria Guaranty, it will make a pro rata payment under the other of such guaranties so that (i) the payments under this Guaranty and the Corresponding Atria Guaranty are concurrent and (ii) the total amount paid under each guaranty is proportional to the aggregate amount guarantee under such guaranty (without regard to the limits under Section 9(b) hereof or the substantially identical provision of the Corresponding Atria Guaranty) when the significant Credit Event that exists at the time of enforcement occurred (or if two or more Significant Credit Events exist at the time of enforcement, when the earlier of such Significant Credit Events occurred).

             (d) The provisions of this Section 9 are intended for the benefit of the beneficiaries of the Corresponding Atria Guaranty and shall be directly enforceable by them.

             (e) The Corresponding Atria Guaranty contain provisions substantially identical to this Section 9, which provisions are intended for the benefit of the beneficiaries of this Guaranty and shall be directly enforceable by them. The Supporting Guarantor will not permit such provisions to be terminated, amended, waived or otherwise changed without the prior written consent of Vencor's Required Banks.

             SECTION 10. Notices. Notices and other communications hereunder
                         -------
shall be given in writing in the manner specified in Section 11.01 of Vencor's Credit Agreement.

             SECTION 11. Governing Law. This Guaranty shall be governed by and
                         -------------
construed in accordance with the laws of the State of New York.

             IN WITNESS WHEREOF, the Supporting Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.



                                       NORTHWEST HEALTH CARE, INC

                                       By: /s/ Richard A. Lechleiter
                                           --------------------------
                                           Name:  Richard A. Lechleirer
                                           Title:  Vice President of Finance
                                                        and Corporate Controller

HIRN DOHENY & HARPER
2000 Meidinger Tower                                   Telephone  (502) 585-2450
Louisville, Kentucky 40202                             Telecopier (502) 585-2207


                                       August 26,  1996


To the Banks, LC Issuing Banks
 and Agents referred to in
 the Vencor Credit Agreement defined
 below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, NY  10260


Ladies and Gentlemen:

       We have acted as special counsel for (a) Vencor, Inc., a Delaware corporation ("Vencor"), and (b) First Healthcare Corporation, a Delaware corporation, Northwest Health Care, Inc., an Idaho corporation, Medisave Pharmacies, Inc., a Delaware corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, and Nationwide Care, Inc., an Indiana corporation (collectively) the "Supporting Guarantors", and individually, a "Supporting Guarantor") in connection with the execution and delivery of (i) Amendment No. 5 to Credit Agreement dated as of August 26, 1996 ("Amendment No. 5") among Vencor, the Supporting Guarantors, the Banks, Co-Agents and LC Issuing Banks referred to therein, Morgan Guaranty Trust Company of New York, as Documentation Agent, NationsBank, N.A. (Carolinas), as Administrative Agent, and J.P. Morgan Delaware, as Collateral Agent, which amends the Credit Agreement dated as of September 11, 1995 (as previously amended, the "Vencor Credit Agreement"), among the same parties to Amendment No. 5, (ii) the Vencor Supporting Guaranties, each dated as of August 26, 1996, respectively executed and delivered by the Supporting Guarantors (collectively, the "Vencor Supporting Guaranties") pursuant to Amendment No. 5, and (iii) the Parent Guaranty dated as of August 15, 1996 (the "Atria Supporting Guaranty"), among Atria Corumunities, Inc., a Delaware corporation ("Atria"), Vencor, the Supporting Guarantors and PNC Bank, National Association, as Administrative Agent under the Credit Agreement dated as of August 15, 1996 (the "Atria Credit Agreement"), among Atria, the Lenders (as defined therein), PNC Bank, National Association, as Administrative Agent, National City Bank of Kentucky, as Documentation Agent, and PNC Bank, National Association, National City Bank of Kentucky and The Toronto Dominion Bank, New York Agency, as Syndication Agents. This opinion is being rendered to you pursuant to Section 16(d) of Amendment No. 5. Unless otherwise defined herein, terms defined in either the Vencor Credit Agreement or the Atria Credit Agreement are used herein as respectively defined therein.

HIRN DOHENY & HARPER


To the Banks, LC Issuing Banks
 and Agents
August 26, 1996
Page 2


       We have examined originals or copies, certified or otherwise identified to our satisfaction, of the Vencor Credit Agreement, the Atria Credit Agreement, Amendment No. 5, the Vencor Supporting Guaranties, the Atria Supporting Guaranty and such other documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as we have deemed necessary or advisable for purposes of this opinion.

       For purposes of the opinions hereinafter expressed, we have assumed
(i) the due execution and delivery of the Vencor Credit Agreement, Amendment
No. 5, the Atria Credit Agreement and the Atria Supporting Guaranty, pursuant to due authorization, by all parties thereto other than Vencor and the Supporting Guarantors, (ii) that the Vencor Credit Agreement, Amendment No. 5, the Atria Credit Agreement and the Atria Supporting Guaranty each constitutes the legal, valid and binding obligation, enforceable in accordance with its terms, of each party thereto other than Vencor and the Supporting Guarantors, (iii) that all materials, records and documents, including the Vencor Credit Agreement, the Atria Credit Agreement, Amendment No. 5, the Vencor Supporting Guaranties and the Atria Supporting Guaranty, examined by us in connection with the preparation of this opinion are complete, authentic and accurate and, to the extent represented by certified or photostatic copies, conform to their respective originals, (iv) that all signatures (other than those of the respective officers of Vencor and the Supporting Guarantors) contained in such materials, records and documents, including the Vencor Credit Agreement, the Atria Credit Agreement, Amendment No. 5 and the Atria Supporting Guaranty, are genuine signatures of the parties purporting to have signed the same, and (v) that no action has been taken which amends, revokes or otherwise affects any of the materials, records or documents, including the Vencor Credit Agreement, the Atria Credit Agreement, Amendment No. 5, the Vencor Supporting Guaranties and the Atria Supporting Guaranty; provided, however, that in the course of our review, nothing has come to our attention leading us to question, or giving us reasonable grounds to question, the validity of any such assumptions.

       Upon the basis of the foregoing, we are of the opinion that:

       1. Vencor is a corporation validly existing under the laws of the State of Delaware. Each Supporting Guarantor is a corporation validly existing under the respective laws of the state of its incorporation.

HIRN DOHENY & HARPER


To the Banks, LC Issuing Banks
 and Agents
August 26, 1996
Page 3


       2. The execution and delivery by Vencor and each Supporting Guarantor of Amendment No. 5, as the same amends the Vencor Credit Agreement, and the Atria Supporting Guaranty and, in the case of each Supporting Guarantor; the respective Vencor Supporting Guaranty to which it is a party, and the performance by Vencor and each Supporting Guarantor of its obligations thereunder (i) are within the corporate powers thereof, (ii) have been duly authorized by all necessary corporate and governmental action, and (iii) do not contravene, or constitute a default under, the respective organizational documents thereof or any agreement executed in connection with the incurrence of Debt for borrowed money and which is binding upon Vencor or such Supporting Guarantor or any of its respective Subsidiaries and, other than as provided in the Atria Supporting Guaranty and Amendment No. 5, do not result in or require the imposition of any Lien on any asset thereof or any of its respective Subsidiaries under any agreement executed in connection with the incurrence of Debt for borrowed money and which is binding thereupon or upon any of its respective Subsidiaries.

       3. Each of the Vencor Credit Agreement, as amended by Amendment No. 5, and the Atria Supporting Guaranty constitutes a valid and binding agreement of Vencor and each Supporting Guarantor, enforceable in connection with its terms. The Vencor Supporting Guaranty of each Supporting Guarantor constitutes a valid and binding agreement of such Supporting Guarantor, enforceable in accordance with its terms.

       We express no opinion as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or the conclusions expressed with respect thereto.

       The opinions expressed in paragraph 3 above are subject to the following qualifications:

             (i) the enforceability of the Vencor Credit Agreement, as amended by Amendment No. 5, the Vencor Supporting Guaranties and the Atria Supporting Guaranty may be limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

             (ii) insofar as provisions contained in the Vencor Credit Agreement, as amended by Amendment No. 5, the Vencor Supporting Guaranties and the Atria Supporting Guaranty provide for

HIRN DOHENY & HARPER


To the Banks, LC Issuing Banks
 and Agents
August 26, 1996
Page 4


indemnification, the enforcement thereof may be limited by public policy considerations;

             (iii) We express no opinion as to the validity or enforceability of any provision in the Vencor Credit Agreement, as amended by Amendment No. 5, the Vencor Supporting Guaranties or the Atria Supporting Guaranty (A) modifying or waiving any requirement of commercial reasonableness or prior notice or the right of redemption, arising under the Kentucky UCC, (B) purporting to grant to the Banks, the Collateral Agent, the Lenders or the Administrative Agent any rights, remedies or powers with respect to the disposition of property, with or without notice, to the extent that such rights, remedies or powers are not expressly permitted under the Kentucky UCC, (C) purporting to preclude the modification of the Vencor Credit Agreement, as amended by Amendment No. 5, the Vencor Supporting Guaranties or the Atria Supporting Guaranty through conduct, custom or course of performance, action or dealing, (D) purporting to waive equitable rights or remedies, or (E) purporting to require the payment or reimbursement of fees, costs, expenses or other amounts which are unreasonable in nature or amount; and

             (iv) the provisions of the Vencor Credit Agreement, as amended by Amendment No. 5, the Vencor Supporting Guaranties and the Atria Supporting Guaranty regarding the payment of attorneys' fees as a remedy upon demand will, to the extent that the substantive laws of the Commonwealth of Kentucky govern such provisions, be limited to those attorneys' fees recoverable pursuant to KRS 411.195.

       With respect to the opinions expressed in paragraph 3 above, we point out that the Vencor Credit Agreement, as amended by Amendment No. 5, and the Vencor Supporting Guaranties (the "New York Law Documents") contain provisions stating that such documents are governed by and are to be construed in accordance with the laws of the State of New York. We are of the opinion that, under the existing statutory and decisional law of the Commonwealth of Kentucky, a Kentucky state court or a United States federal court sitting in the Commonwealth of Kentucky would give effect to the provisions in the New York Law Documents providing for New York law to govern the New York Law Documents (except as aforesaid), and we have no reason to believe that any such court would refuse to enforce any of the provisions thereof for public policy reasons or otherwise. If the New York Law Documents were governed by the laws of the Commonwealth of Kentucky, we would give the same opinions

HIRN DOHENY & HARPER


To the Banks, LC Issuing Banks
 and Agents
August 26, 1996
Page 5


expressed in paragraph 3 above with respect thereto under such laws.

       With respect to the opinions expressed in paragraph 1 above, we have relied exclusively upon a certificate of existence for Vencor and each Supporting Guarantor, as issued by the Secretary of State of the state of incorporation thereof. With respect to the opinions expressed in paragraphs 2 and 3 above we have relied upon the opinion of Richard T. Riney, Transactions Counsel of Vencor and the Supporting Guarantors, of even date herewith, as to
(i) Vencor's due authorization of the execution and delivery of Amendment No. 5 and the Atria Supporting Guaranty, (ii) Vencor's corporate power to execute and deliver Amendment No. 5 and the Atria Supporting Guaranty, (iii) the Supporting Guarantors' due authorization of the execution and delivery of Amendment No. 5, the Atria Supporting Guaranty, and the Vencor Supporting Guaranties, (iv) the Supporting Guarantors' corporate power to execute and deliver Amendment No. 5, the Atria Supporting Guaranty, and the Vencor Supporting Guaranties, and (v) the non-contravention of, the absence of default under, and the absence of the imposition of any Lien on any asset by or under, any agreement executed in connection with the incurrence of Debt for borrowed money which is binding upon Vencor or any Supporting Guarantor or any of their respective Subsidiaries.

       We are members of the bar of the Commonwealth of Kentucky and the opinions expressed above are limited to the laws of the Commonwealth of Kentucky and the federal laws of the United States of America. We have made no examination of the effects of the laws of any other jurisdiction upon the issues covered by such opinions.

       This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                   Very truly yours,

                                   /s/ Hirn Doheny & Harper

                                   HIRN DOHENY & HARPER